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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT                           COMMISSION FILE NUMBER
         ----------------                          ----------------------
         JANUARY 31, 2001                                  1-3822


                              CAMPBELL SOUP COMPANY


           NEW JERSEY                                   21-0419870
     ----------------------                 ----------------------------------
     STATE OF INCORPORATION                 I.R.S. EMPLOYER IDENTIFICATION NO.




                                 CAMPBELL PLACE

                          CAMDEN, NEW JERSEY 08103-1799

                           PRINCIPAL EXECUTIVE OFFICES

                        TELEPHONE NUMBER: (856) 342-4800


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ITEM 5.  OTHER EVENTS

         On January 29, 2001, Campbell Soup Company announced that it had entered into an agreement to purchase several soup and sauce businesses in Europe from Unilever PLC/Unilever N.V. Campbell's acquisition of the Unilever business is subject to European regulatory approval and applicable employee consultation requirements.

         Campbell also said that it is revising its earnings estimate for the second quarter, ended January 28, 2001, to be reported February 14, 2001. Campbell expects earnings per share to be between $.63 and $.65, or four to six cents above current published estimates. The company continues to expect that earnings will be essentially flat for the fiscal year.

         A copy of the press release announcing this information is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

         99.1  Press release issued by Campbell Soup Company on January 29, 2001


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CAMPBELL SOUP COMPANY

Date:    January 31, 2001
                                             By: /s/ Tricia L. Emmerman
                                                ------------------------------
                                                 Tricia L. Emmerman
                                                 Assistant Corporate Secretary





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                                  EXHIBIT INDEX
                                                                   SEQUENTIAL
 EXHIBIT NUMBER                    DESCRIPTION                     PAGE NUMBER
 --------------                    -----------                     -----------
      99.1            Press Release issued by Campbell Soup              5
                           Company on January 29, 2001





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